                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


             NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
DECEMBER 20, 2000                                             60606
                                                              800-257-8787

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2

November 10, 2000

TO THE SHAREHOLDERS OF THE FUNDS NAMED ABOVE:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation and each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, (each fund individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 20, 2000, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except New York Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

       i.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares
           ("MuniPreferred"), voting together as a single class, and;

       ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

    b. For New York Value, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on October 23, 2000 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (the aforementioned New Jersey Funds will be referred to collectively as the "New Jersey Funds"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York"), Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend") (the aforementioned New York Funds will be referred to collectively as the "New York Funds"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment") and Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), (the aforementioned Pennsylvania Funds will be referred to collectively as the "Pennsylvania Funds") (each Fund individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 20, 2000 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

  --------------------------------------------------------------------------------------
   MATTER                                              COMMON SHARES   MUNIPREFERRED(1)
  --------------------------------------------------------------------------------------
  1a(i).    Election of Board Members by all          X                X
            shareholders (except New York Value)
            (Robert P. Bremner, Lawrence H. Brown,
            Anne E. Impellizzeri, Peter R. Sawers
            and Judith M. Stockdale nominated)
  --------------------------------------------------------------------------------------
   a(ii).   Election of Board Members by              N/A              X
            MuniPreferred only (except New York
            Value) (William J. Schneider and Timothy
            R. Schwertfeger nominated)
  --------------------------------------------------------------------------------------
   b.       Election of Board Members for New York    X                N/A
            Value by all Shareholders (Robert P.
            Bremner, William J. Schneider and Judith
            M. Stockdale nominated)
  --------------------------------------------------------------------------------------
  2.        Ratification of the Selection of          X                X (N/A New York
            Auditors                                                     Value)
  --------------------------------------------------------------------------------------

(1) Municipal Auction Rate Cumulative Preferred Shares.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except New York Value), 33 1/3% of the MuniPreferred entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except the Funds that are Massachusetts business trusts), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of the Massachusetts business trusts (New York Dividend, Pennsylvania Investment and Pennsylvania Premium), abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on October 23, 2000 will be entitled to one vote for each share held. As of October 23, 2000 shares of the Funds were issued and outstanding as follows:

-------------------------------------------------------------------------------------
          FUND             SYMBOL       COMMON SHARES             MUNIPREFERRED
-------------------------------------------------------------------------------------
 New Jersey Investment      NQJ           19,995,178              3,200 Series M
                                                                  2,000 Series TH
                                                                  1,280 Series F
-------------------------------------------------------------------------------------
 New Jersey Premium         NNJ           12,012,930               624 Series T
                                                                  1,440 Series W
                                                                  1,600 Series TH
-------------------------------------------------------------------------------------
 New York Value             NNY           15,120,364                N/A
-------------------------------------------------------------------------------------
 New York Performance       NNP           14,957,607              1,600 Series M
                                                                   800 Series T
                                                                  2,000 Series W
                                                                   572 Series F
-------------------------------------------------------------------------------------
 New York Investment        NQN           17,699,489               960 Series M
                                                                  2,400 Series T
                                                                  2,400 Series F
-------------------------------------------------------------------------------------
 New York Select            NVN           23,420,962              1,720 Series T
                                                                  2,400 Series W
                                                                  3,600 Series TH
-------------------------------------------------------------------------------------
 New York Quality           NUN           24,083,739              2,200 Series M
                                                                  2,200 Series W
                                                                  2,400 Series TH
                                                                  1,080 Series F
-------------------------------------------------------------------------------------
 Insured New York           NNF            8,299,632              1,320 Series M
                                                                  1,280 Series T
-------------------------------------------------------------------------------------
 New York Dividend          NAN            9,179,007              2,760 Series F
-------------------------------------------------------------------------------------
 Pennsylvania Investment    NQP           16,100,358               880 Series T
                                                                  2,400 Series W
                                                                  2,000 Series TH
-------------------------------------------------------------------------------------
 Pennsylvania Premium       NPY           15,747,462               844 Series M
                                                                  2,080 Series TH
                                                                  1,800 Series F
-------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about November 10, 2000.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except New York Value), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year three (3) Board Members are to be elected at this meeting to serve on the Board of New York Value for a three year term.

A. FOR NEW JERSEY INVESTMENT, NEW JERSEY PREMIUM, NEW YORK PERFORMANCE, NEW YORK INVESTMENT, NEW YORK SELECT, NEW YORK QUALITY, INSURED NEW YORK, NEW YORK DIVIDEND, PENNSYLVANIA INVESTMENT AND PENNSYLVANIA PREMIUM.

          (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

          (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. William J. Schneider and Timothy R. Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR NEW YORK VALUE. The Board of New York Value has designated Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2003, and until their successors have been duly elected and qualified. The remaining Board Members, Brown, Impellizzeri, Sawers and Schwertfeger are current and continuing Board Members. The terms of Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members of New York Value expire in 2001. The term of Anne E. Impellizzeri as a Class II Board Member of New York Value, expires in 2002.

For the New York Funds (except New York Dividend), New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of New York Dividend, Pennsylvania Investment and Pennsylvania Premium will be required to elect Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds which each nominee beneficially owned as of September 30, 2000, as more fully described in footnote (2) of the following table. All of the nominees were last elected to the Board at the 1999 annual meeting of shareholders except for New York Value which only elected a Class II Board Member and New York Dividend which is holding its first annual meeting of shareholders. Currently there is a vacancy on each Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

                                                                              FULL COMMON SHARES
                                                                              BENEFICIALLY OWNED
                                                                              SEPTEMBER 30, 2000
                                             YEAR FIRST ELECTED           ----------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF  OR APPOINTED                             ALL NUVEEN
NOMINEES AS OF SEPTEMBER 30, 2000(1)         A BOARD MEMBER               THE FUNDS     FUNDS(2)
------------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40(3)                1997--All Funds               0             5,928
Board Member of the Funds; private investor  except
and management consultant.                   1999--New York Dividend
Lawrence H. Brown, 7/29/34(4)                1993--All Funds               0            10,406
Board Member of the Funds; retired in        except
August 1989 as Senior Vice President of The  1999--New York Dividend
Northern Trust Company (banking and trust
industry).
Anne E. Impellizzeri, 1/26/33(5)             1994--All Funds               1,000         6,580
Board Member of the Funds; Executive         except                        (New
Director (since 1998) of Manitoga (Center    1999--New York Dividend       York
for Russel Wright's Design with Nature),                                   Select)
formerly President and Chief Executive
Officer of Blanton-Peale Institute (a
training and counseling organization);
prior thereto, Vice President, Metropolitan
Life Insurance Co.
Peter R. Sawers, 4/3/33(4)                   1991--All Funds               0            17,504
Board Member of the Funds; Adjunct           except
Professor of Business and Economics,         1992--New Jersey Premium
University of Dubuque, Iowa; formerly,       Insured New York
(1991-2000) Adjunct Professor, Lake Forest   1993--Pennsylvania Premium
Graduate School of Management, Lake Forest,  1999--New York Dividend
Illinois; prior thereto, Executive
Director, Towers Perrin Australia;
Chartered Financial Analyst; Certified
Management Consultant.
William J. Schneider, 9/24/44(3)(6)          1997--All Funds               0            42,141
Board Member of the Funds; Senior partner    except
and Chief Operating Officer,                 1999--New York Dividend
Miller-Valentine Partners; Vice President,
Miller-Valentine Group (commercial real
estate); Member, Community Advisory Board,
National City Bank, Dayton, Ohio; Business
Advisory Council, Cleveland Federal Reserve
Bank.

                                                                              FULL COMMON SHARES
                                                                              BENEFICIALLY OWNED
                                                                              SEPTEMBER 30, 2000
                                             YEAR FIRST ELECTED           ----------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF  OR APPOINTED                             ALL NUVEEN
NOMINEES AS OF SEPTEMBER 30, 2000(1)         A BOARD MEMBER               THE FUNDS     FUNDS(2)
------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49(4)(6)      1994--All Funds               0           292,392
Chairman of the Board (since July 1996) and  except
President (since July 1999) of the Funds;    1999--New York Dividend
Chairman (since May 1999), Trustee and
President (since July 1996) of the Funds
advised by Nuveen Institutional Advisory
Corp.; Chairman, Trustee and President
(since September 1999) of the funds advised
by Nuveen Senior Loan Asset Management,
Inc.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company,
Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.;
Director (since 1996) of Institutional
Capital Corporation; Chairman and Director
(since January 1997) of Nuveen Asset
Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since
1999); Chief Executive Officer and Director
of Nuveen Senior Loan Asset Management Inc.
(since September 1999).
Judith M. Stockdale, 12/29/47(3)             1997--All Funds               0             2,535
Board Member of the Funds; Executive         except
Director (since 1994) of the Gaylord and     1999--New York Dividend
Dorothy Donnelley Foundation, a private
family foundation; prior thereto, Executive
Director (from 1990 to 1994) of the Great
Lakes Protection Fund.
------------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 2000, the Board Members and nominees were board members of 37 Nuveen open-end funds and 54 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of nine open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) The number of shares shown reflects the aggregate number of common shares beneficially owned in all of the NAC, NIAC and NSLAM funds referred to in note
(1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described below. Includes for Mr. Schwertfeger shares in which he has shared investment power with his spouse and shares held in Nuveen's 401(k)/profit sharing plan. 5,440 Nuveen fund shares not listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares. 1,057 shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

(3) Board Members Bremner, Schneider and Stockdale are currently Class III Board Members of New York Value whose term will expire at the Annual Meeting, and have been nominated for a new term to expire in 2003.

(4) Board Members Brown, Sawers and Schwertfeger are continuing Class I Board Members of New York Value whose term will expire in 2001.

(5) Board Member Impellizzeri is a continuing Class II Board Member of New York Value whose term will expire in 2002.

(6) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except New York Value.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except New York Value, Insured New York and New York Dividend are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 1999.

                                                                      NAME OF BOARD MEMBER
                                           --------------------------------------------------------------------------
                                           ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
AGGREGATE COMPENSATION FROM THE FUNDS(1)    BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
---------------------------------------------------------------------------------------------------------------------
New Jersey Investment                      $     634           695            634        634          617         634
New Jersey Premium                         $     368           393            368        368          358         368
New York Value                             $     199           210            199        199          194         199
New York Performance                       $     474           513            474        474          461         474
New York Investment                        $     554           584            554        554          538         554
New York Select                            $     743           784            743        743          723         743
New York Quality                           $     758           799            758        758          737         758
Insured New York                           $     253           267            253        253          246         253
New York Dividend                          $     263           360            263        346          255         263
Pennsylvania Investment                    $     514           563            514        514          500         514
Pennsylvania Premium                       $     465           510            465        465          452         465
Total Compensation Nuveen Funds Paid to
Board Members(2)                           $  72,500        79,750         72,500     74,750       72,500      72,500
---------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan with each Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the funds that are Participating Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                    NAME OF BOARD MEMBER
                         --------------------------------------------------------------------------
                         ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
    DEFERRED FEES         BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
---------------------------------------------------------------------------------------------------
New Jersey Investment    $      99             0            677        655          690         273
New Jersey Premium       $      57             0            393        380          401         159
New York Performance     $      74             0            487        497          493         223
New York Investment      $      87             0            569        580          575         260
New York Select          $     117             0            764        780          773         349
New York Quality         $     119             0            779        795          788         355
Pennsylvania
  Investment             $      80             0            549        531          559         221
Pennsylvania Premium     $      72             0            497        481          506         201
---------------------------------------------------------------------------------------------------

(2) Includes compensation for service on the boards of the NAC Funds paid during the calendar year ended December 31, 1999.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of New York Dividend held one meeting during its last fiscal year. No executive committee meetings were held during the last fiscal year of the remainder of the Funds.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held twelve meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement. The audit committee of each Fund held two meetings during its last fiscal year.

The audit committee of each Fund (except the New York Funds) reviewed and discussed with Fund management the audited financial statements of each Fund prior to their finalization. The audit committee of each of the New York Funds will review the audited financial statements as a part of their normal course of business prior to the financial statements' finalization in late November, 2000. The committee also discussed with Ernst & Young LLP, the Funds' independent auditors, the various matters required to be discussed by the Statement on Auditing Standards No. 61 issued by the Audit Standards Board of the

American Institute of Certified Public Accountants. The committee also received from Ernst & Young LLP written disclosures and the letter required by Independence Standards Board Standard No. 1 regarding Ernst & Young LLP's independence from the Funds. Based on this review and these discussions, the audit committee recommended to the Board that the financial statements be included in the Annual Report to shareholders as of the fiscal year end of the Fund for filing with the Securities and Exchange Commission. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund, held four meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of September 30, 2000 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2001.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Alan G. Berkshire        12/28/60    Vice President and   Senior Vice President (since May
                                     Assistant Secretary  1999), General Counsel (since
                                     (since 1998)         September 1997) and Secretary
                                                          (since May 1998) of The John
                                                          Nuveen Company and Nuveen
                                                          Investments; Senior Vice
                                                          President (since May 1999), and
                                                          Secretary (since May 1998) of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Senior Vice President and
                                                          Secretary (since September 1999)
                                                          of Nuveen Senior Loan Asset
                                                          Management Inc.; prior thereto,
                                                          Partner in the law firm of
                                                          Kirkland & Ellis.

Peter H. D'Arrigo        11/28/67    Vice President and   Vice President of Nuveen
                                     Treasurer            Investments (since January
                                     (since 1999)         1999), prior thereto, Assistant
                                                          Vice President (from January
                                                          1997); formerly Associate of
                                                          Nuveen Investments; Vice
                                                          President and Treasurer (since
                                                          September 1999) of Nuveen Senior
                                                          Loan Asset Management Inc.;
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Michael S. Davern         6/26/57    Vice President       Vice President of Nuveen
                                     (since 1998)         Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial Inc. (from
                                                          September 1991 to January 1997).

Lorna C. Ferguson        10/24/45    Vice President       Vice President of Nuveen
                                     (since 1998)         Investments; Vice President of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
                                                          (since January 1998).

William M. Fitzgerald      3/2/64    Vice President       Vice President of Nuveen
                                     (since 1996)         Advisory Corp. (since December
                                                          1995); prior thereto, Assistant
                                                          Vice President of Nuveen
                                                          Advisory Corp. (from September
                                                          1992 to December 1995);
                                                          Chartered Financial Analyst.

Stephen D. Foy            5/31/54    Vice President and   Vice President of Nuveen
                                     Controller           Investments and (since May 1998)
                                     (since 1998)         The John Nuveen Company; Vice
                                                          President (since September 1999)
                                                          of Nuveen Senior Loan Asset
                                                          Management Inc.; Certified
                                                          Public Accountant.

J. Thomas Futrell          7/5/55    Vice President       Vice President of Nuveen
                                     (since 1991)         Advisory Corp; Chartered
                                                          Financial Analyst.

Richard A. Huber          3/26/63    Vice President       Vice President of Nuveen
                                     (since 1998)         Institutional Advisory Corp.
                                                          (since March 1998) and Nuveen
                                                          Advisory Corp. (since January
                                                          1997); prior thereto, Vice
                                                          President and Portfolio Manager
                                                          of Flagship Financial Inc.

Steven J. Krupa           8/21/57    Vice President       Vice President of Nuveen
                                     (since 1990)         Advisory Corp.

David J. Lamb             3/22/63    Vice President       Vice President (since March
                                     (since 2000)         2000) of Nuveen Investments,
                                                          previously Assistant Vice
                                                          President (since January 1999),
                                                          prior thereto, Associate of
                                                          Nuveen Investments; Certified
                                                          Public Accountant.

------------------------------------------------------------------------------------------
                                          POSITIONS             BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS           AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Larry W. Martin           7/27/51    Vice President       Vice President, Assistant
                                     (since 1993) and     Secretary and Assistant General
                                     Assistant Secretary  Counsel of Nuveen Investments;
                                     (since 1988)         Vice President and Assistant
                                                          Secretary of Nuveen Advisory
                                                          Corp., Nuveen Institutional
                                                          Advisory Corp. (since January
                                                          1997) Nuveen Asset Management,
                                                          Inc. Assistant Secretary of The
                                                          John Nuveen Company and Nuveen
                                                          Senior Loan Asset Management
                                                          Inc. (since September 1999).

Edward F. Neild, IV        7/7/65    Vice President       Vice President of Nuveen
                                     (since 1996)         Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
                                                          (since September 1996); prior
                                                          thereto, Assistant Vice
                                                          President of Nuveen Advisory
                                                          Corp. (from December 1993 to
                                                          September 1996) and Nuveen
                                                          Institutional Advisory Corp.
                                                          (from May 1995 to September
                                                          1996); Chartered Financial
                                                          Analyst.

Stephen S. Peterson       9/20/57    Vice President       Vice President (since September
                                     (since 1997)         1997); Assistant Vice President
                                                          (from September 1996 to
                                                          September 1997) and, prior
                                                          thereto, Portfolio Manager of
                                                          Nuveen Advisory Corp.; Chartered
                                                          Financial Analyst.

Thomas C. Spalding, Jr.   7/31/51    Vice President       Vice President of Nuveen
                                     (since 1987)         Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Chartered Financial Analyst.

Gifford R. Zimmerman       9/9/56    Vice President       Vice President, Assistant
                                     (since 1993) and     Secretary and Associate General
                                     Secretary (since     Counsel, formerly Assistant
                                     1998)                General Counsel, of Nuveen
                                                          Investments; Vice President,
                                                          Assistant Secretary and (since
                                                          July 1999) General Counsel of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.;
                                                          Vice President and Assistant
                                                          Secretary of Nuveen Senior Loan
                                                          Asset Management Inc. (since
                                                          September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company; Chartered Financial
                                                          Analyst.
------------------------------------------------------------------------------------------

On September 30, 2000 Board Members and executive officers of the Funds as a group beneficially owned 487,218 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Board Members and executive officers of the Funds as a group beneficially owned 1,000 shares of Common Stock of New York Select, but did not beneficially own any Common Shares of any other Fund or any shares of MuniPreferred of any Fund. As of October 23, 2000, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2001, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 13, 2001. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit
 12
such written notice to the Fund not later than September 26, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for the New Jersey Funds and Pennsylvania Funds was June 30, 2000 and for the New York Funds was September 30, 2000.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 1999 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2000 annual report for each Fund (except the New York Funds) was made available on or before August 31, 2000 and for the New York Funds, is expected to be available on or before November 30, 2000. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

           1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

           2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgements and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Funds' financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgement of the Chairman.

     With respect to the independent auditors:

           3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

           4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

           5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

           6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

           7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

           8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

           9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

          10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

          11. Reviewing the reports of examinations by regulatory authorities.

          12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

          13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

          14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

          15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NQJ1200

[NUVEEN INVESTMENTS LOGO]

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256
                                                                                       PA INVESTMENT QUALITY MUNICIPAL FUND
                                                                                            ANNUAL MEETING OF SHAREHOLDERS

                                                                                                     COMMON SHARES

                                                                                     PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                       FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                                   DECEMBER 20, 2000

                                                                                The annual meeting of shareholders will be held
                                                                                Wednesday, December 20, 2000, at 10:00 a.m. Central
                                                                                Time, in the 31st Floor Conference Room of Nuveen
                                                                                Investments, 333 West Wacker Drive, Chicago,
                                                                                Illinois. At this meeting, you will be asked to vote
                                                                                on the proposals described in the proxy statement
                                                                                attached. The undersigned hereby appoints Timothy R.
                                                                                Schwertfeger, Alan G. Berkshire and Gifford R.
                                                                                Zimmerman, and each of them, with full power of
                                                                                substitution, proxies for the undersigned to
                                                                                represent and vote the shares of the undersigned at
                                                                                the annual meeting of shareholders to be held on
                                                                                December 20, 2000, or any adjournment or
                                                                                adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals.
Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                    DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


PA INVESTMENT QUALITY MUNICIPAL FUND
Common Shares

      Vote On Proposals                                       For    Withhold     For All   To withhold authority to vote, mark "For
                                                              All      All        Except    All Except" and write the nominee's
                                                                                            number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD                  [ ]      [ ]         [ ]
           01) Robert P. Bremner                                                            ----------------------------------------
           02) Lawrence H. Brown
           03) Anne E. Impellizzeri
           04) Peter R. Sawers
           05) Judith M. Stockdale

      2    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE           For  Against   Abstain
           CURRENT FISCAL YEAR
                                                                                                        [ ]    [ ]       [ ]

           WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
           DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
           SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER
           VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
           (www.proxyvote.com).

           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

           The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

           Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

           NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



      -----------------------------------------               ------------------------------------------

      -----------------------------------------               ------------------------------------------
      Signature (PLEASE SIGN WITHIN BOX) Date                 Signature (Joint Owners)           Date



[NUVEEN INVESTMENTS LOGO]

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256

                                                                                   PA INVESTMENT QUALITY MUNI FD-SERIES T, W, TH
                                                                                           ANNUAL MEETING OF SHAREHOLDERS

                                                                                 MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                                                                      PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                       FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                                   DECEMBER 20, 2000

                                                                                The annual meeting of shareholders will be held
                                                                                Wednesday, December 20, 2000, at 10:00 a.m. Central
                                                                                Time, in the 31st Floor Conference Room of Nuveen
                                                                                Investments, 333 West Wacker Drive, Chicago,
                                                                                Illinois. At this meeting, you will be asked to vote
                                                                                on the proposals described in the proxy statement
                                                                                attached. The undersigned hereby appoints Timothy R.
                                                                                Schwertfeger, Alan G. Berkshire and Gifford R.
                                                                                Zimmerman, and each of them, with full power of
                                                                                substitution, proxies for the undersigned to
                                                                                represent and vote the shares of the undersigned at
                                                                                the annual meeting of shareholders to be held on
                                                                                December 20, 2000, or any adjournment or
                                                                                adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals.
Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                  KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                   DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



PA INVESTMENT QUALITY MUNI FD-SERIES T, W, TH
Preferred Shares

      Vote On Proposals                                       For    Withhold    For All    To withhold authority to vote, mark "For
                                                              All      All        Except    All Except" and write the nominee's
                                                                                            number on the line below.
      1.   ELECTION OF NOMINEES TO THE BOARD                  [ ]      [ ]         [ ]
           01) William J. Schneider                                                         ----------------------------------------
           02) Timothy R. Schwertfeger
           03) Robert P. Bremner
           04) Lawrence H. Brown
           05) Anne E. Impellizzeri
           06) Peter R. Sawers
           07) Judith M. Stockdale


      2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
           CURRENT FISCAL YEAR



           WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE,
           DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE
           SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER
           VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET
           (www.proxyvote.com).

           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

           The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

           Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

           NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



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      Signature (PLEASE SIGN WITHIN BOX) Date                  Signature (Joint Owners)           Date

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